SCHEDULE 14C

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SCHEDULE 14C INFORMATION

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John Hancock Investment Trust

(Name of Registrant as Specified in Its Charter)

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JOHN HANCOCK INVESTMENT TRUST

200 Berkeley Street

Boston, Massachusetts 02116

September 18, 2020

Dear Shareholders:

Enclosed is the Information Statement of John Hancock Investment Trust (“JHIT”) regarding a new subadvisory agreement between John Hancock Investment Management LLC (formerly John Hancock Advisers, LLC) (“JHIM” or the “Advisor”) and Trillium Asset Management, LLC (“Trillium”) with respect to John Hancock ESG All Cap Core Fund and John Hancock ESG Large Cap Core Fund (each a “Fund” and, together, the “Funds”), each a series of JHIT (the “New Subadvisory Agreement”). The Board of Trustees of JHIT (the “Board”) approved the New Subadvisory Agreement at its regularly scheduled Board meeting on June 23-25, 2020. The New Subadvisory Agreement with Trillium was necessary due to the acquisition of Trillium by Perpetual Limited, an Australian Stock Exchange-listed investment management, financial advice and trustee group based in New South Wales, Australia, on June 30, 2020 (the “Effective Date”). As a result of this transaction, the former subadvisory agreement between the Advisor and Trillium with respect to the Funds (the “Former Subadvisory Agreement”) automatically terminated on the Effective Date. As with the Former Subadvisory Agreement, pursuant to the New Subadvisory Agreement, Trillium manages each Fund’s investments and determines the composition of the assets of the Funds subject to the supervision of the Board and the Advisor.

The New Subadvisory Agreement is not expected to result in any reduction in the level or quality of subadvisory services provided to the Funds. The portfolio management team at Trillium that managed each Fund’s portfolio has continued to do so after the Effective Date. The advisory fee rates payable by the Funds to JHIM remain the same, and the subadvisory fee rates payable to Trillium by JHIM remain the same as the subadvisory fee rates under the Former Subadvisory Agreement. The subadvisory fees continue to be paid by JHIM and not by the Funds.

Please note that JHIT is not required to obtain shareholder approval with respect to this new subadvisory agreement. We Are Not Asking You for a Proxy and You are Requested Not to Send Us a Proxy, with respect to this new subadvisory agreement.

The enclosed Information Statement provides information about the New Subadvisory Agreement.

If you have any questions regarding the Information Statement, please contact a John Hancock Funds Customer Service Representative at 800-225-5291.

Sincerely,
/s/ Sarah M. Coutu
Sarah M. Coutu
Assistant Secretary
John Hancock Investment Trust

JOHN HANCOCK INVESTMENT TRUST

200 Berkeley Street

Boston, Massachusetts 02116

INFORMATION STATEMENT

NEW SUBADVISORY AGREEMENT

FOR

JOHN HANCOCK ESG ALL CAP CORE FUND

JOHN HANCOCK ESG LARGE CAP CORE FUND

INTRODUCTION

This Information Statement details a change in control of the subadvisor to John Hancock ESG All Cap Core Fund and John Hancock ESG Large Cap Core Fund (each a “Fund” and, together, the “Funds”), each a series of John Hancock Investment Trust (“JHIT” or the “Trust”). At its meeting held on June 23-25, 2020, the Board of Trustees of the Trust (the “Board” or “Trustees”), including all the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or the Funds’ investment advisor or subadvisor (the “Independent Trustees”), unanimously approved a new subadvisory agreement between John Hancock Investment Management LLC (formerly John Hancock Advisers, LLC) (“JHIM” or the “Advisor”) and Trillium Asset Management, LLC (“Trillium” or the “Subadvisor”) with respect to the Funds (the “New Subadvisory Agreement”). The New Subadvisory Agreement became effective upon Trillium’s acquisition by Perpetual Limited (“Perpetual”), an Australian Stock Exchange-listed investment management, financial advice and trustee group based in New South Wales, Australia, on June 30, 2020 (the “Effective Date”). The portfolio management team at Trillium that managed each Fund’s portfolio has continued to do so after the Effective Date. The New Subadvisory Agreement with Trillium was necessary due to the acquisition of Trillium by Perpetual. As a result of this transaction, the former subadvisory agreement between the Advisor and Trillium with respect to the Funds dated May 31, 2016 (the “Former Subadvisory Agreement”) automatically terminated on the Effective Date. As with the Former Subadvisory Agreement, pursuant to the New Subadvisory Agreement, Trillium manages each Fund’s investments and determines the composition of the assets of the Funds subject to the supervision of the Board and the Advisor. This Information Statement is being delivered to shareholders on or about September 18, 2020. A discussion of the Board’s determination to appoint Trillium as the subadvisor to the Funds is provided in the “Board Consideration of the New Subadvisory Agreement” section below.

JHIT. JHIT is an open-end management investment company, commonly known as a mutual fund, registered under the 1940 Act. The shares of JHIT are divided into separate series or funds, including the Funds.

Investment Management and Administration. JHIM is the Funds’ investment advisor. Pursuant to an investment advisory agreement with JHIT (the “Advisory Agreement”), the Advisor is responsible for, among other things, administering the business and affairs of JHIT and selecting, contracting with, compensating and monitoring the performance of the investment subadvisor that manages the investment of the assets of each Fund or provides other subadvisory services pursuant to a subadvisory agreement with the Advisor. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition, the Advisor serves as the Funds’ administrator pursuant to a separate service agreement.

The Distributor. John Hancock Investment Management Distributors LLC (formerly John Hancock Funds, LLC) (the “Distributor”) serves as JHIT’s distributor.

The offices of the Advisor and the Distributor are located at 200 Berkeley Street, Boston, Massachusetts 02116. Their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife” in Canada and Asia and primarily as “John Hancock” in the United States.

Pursuant to an exemptive order (the “Order”) received from the Securities and Exchange Commission (the “SEC”), the Advisor is permitted to appoint a new subadvisor for a fund or change the terms of an existing subadvisory agreement (including subadvisory fees) solely with Board approval, subject to certain conditions, and without obtaining shareholder approval, provided that the subadvisor is not an affiliate of the Advisor. Because the

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New Subadvisory Agreement described in this Information Statement does not involve a subadvisor that is affiliated with the Advisor, pursuant to the Order, JHIT is not required to obtain shareholder approval in connection with this New Subadvisory Agreement. We are not asking you for a proxy and you are requested not to send us a proxy with respect to this New Subadvisory Agreement.

Annual and Semiannual Reports. Each Fund will furnish, without charge, a copy of its most recent annual report and semiannual report to any shareholder upon request. To obtain a report, please contact a John Hancock Funds Customer Service Representative at 800-225-5291.

SUBADVISORY AGREEMENT FOR

JOHN HANCOCK ESG ALL CAP CORE FUND

JOHN HANCOCK ESG LARGE CAP CORE FUND

As described in more detail in the Introduction, at a meeting held on June 23-25, 2020, the Board approved the New Subadvisory Agreement appointing Trillium as subadvisor to the Funds.

As with the Former Subadvisory Agreement, pursuant to the New Subadvisory Agreement, and as more fully described below, Trillium manages the investments and determines the composition of the assets of the Funds subject to the supervision of the Board and the Advisor. The New Subadvisory Agreement is not expected to result in any reduction in the level or quality of subadvisory services provided to the Funds. The advisory fee rates payable by each Fund to JHIM remain the same, and the subadvisory fee rates payable to Trillium by JHIM remain the same as the subadvisory fee rates under the Former Subadvisory Agreement. The subadvisory fees are paid by JHIM, and not by the Funds. There have been no changes in either Fund’s investment strategies resulting from the appointment of Trillium as subadvisor to the Funds. The New Subadvisory Agreement is dated June 30, 2020 and was approved by the Board (including a majority of the Independent Trustees) at a meeting held on June 23-25, 2020. The portfolio management team at Trillium that managed each Fund’s portfolio has continued to do so after the Effective Date. The Former Subadvisory Agreement was most recently approved by the Board (including a majority of the Independent Trustees) at a meeting held on June 23-25, 2020, in connection with its annual review and continuance of such agreements.

The expenses of the preparation and mailing of this Information Statement are being paid by the Funds.

Trillium

Trillium is a limited liability company organized under the laws of the State of Delaware and is registered as an investment advisor under the Advisers Act. The principal offices of Trillium are located at 2 Financial Center, 60 South Street, Suite 1100, Boston, Massachusetts 02111.

New Subadvisory Agreement

The principal responsibilities of Trillium under the New Subadvisory Agreement are the same as those under the Former Subadvisory Agreement. Trillium manages the day-to-day investment and reinvestment of the assets of the Funds, subject to the supervision of the Board and the Advisor, and formulates a continuous investment program for the Funds consistent with each Fund’s investment objective and policies. The portfolio management team at Trillium that managed each Fund’s portfolio has continued to do so after the Effective Date. Trillium implements such program by purchases and sales of securities, and regularly reports thereon to the Board and the Advisor. Certain terms of the agreements, including certain differences between the agreements, are described below.

Subadvisor Compensation. As compensation for its services under the Former Subadvisory Agreement, Trillium was paid a subadvisory fee. Under the New Subadvisory Agreement, Trillium receives the same subadvisory fee as it received under the Former Subadvisory Agreement. Subadvisory fees are calculated and accrued daily based upon each Fund’s net assets, and the sum of the daily fee accruals is paid monthly in arrears. Pursuant to both the New Subadvisory Agreement and the Former Subadvisory Agreement, the subadvisory fee accrued each calendar day is calculated by multiplying the fraction of one over 365 (366 in a leap year) by the annual percentage rates (including breakpoints) to the net assets of each Fund. Subadvisory fees are paid by the Advisor, not by the Funds.

Board Consideration of the New Subadvisory Agreement

At a meeting held on June 23-25, 2020, the Board, including the Independent Trustees, approved the New Subadvisory Agreement between the Advisor and Trillium with respect to the Funds.

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In considering the New Subadvisory Agreement and in connection with its annual review and continuance of such agreements, the Board received in advance of the meeting a variety of materials relating to the Funds and Trillium and other information provided by the Advisor and Trillium regarding the nature, extent and quality of services to be provided by Trillium under the New Subadvisory Agreement. The Board also considered comparative performance and expense information provided to the Board. The Board also took into account discussions with management and information provided to the Board with respect to the services to be provided by Trillium to the Funds. The Board also received a presentation from Trillium and Perpetual regarding the firms, the acquisition of Trillium by Perpetual, and the strategies for the Funds, during which the Board had the opportunity to ask questions of Trillium and Perpetual. The information received and considered by the Board was both written and oral.

In addition, the Board considered the fact that the portfolio management team at Trillium was expected to continue to manage each Fund’s assets after the Effective Date. The Board also noted that the Former Subadvisory Agreement would automatically terminate on the Effective Date as a result of the change in control and ownership of Trillium.

Throughout the process, the Board asked questions of and requested additional information from management. The Board was assisted by counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of subadvisory agreements and discussed the approval of the agreement in a private session with their independent legal counsel at which no representatives of management were present.

In approving the New Subadvisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.

Approval of New Subadvisory Agreement

In making its determination with respect to approval of the New Subadvisory Agreement, the Board reviewed (i) information relating to Trillium’s business; (ii) the historical performance of the Funds under the management of Trillium, which included comparative performance information of the Funds and each Fund’s benchmark index and the performance of comparable accounts managed by Trillium; (iii) the subadvisory fees for the Funds; and (iv) information relating to the nature and scope of any material relationships and their significance to the Funds’ Advisor and Trillium. The Board also considered that the subadvisory fee rates for each Fund under the New Subadvisory Agreement: (i) are the same as under the Former Subadvisory Agreement at all asset levels; (ii) are paid by the Advisor not the Funds; (iii) are a product of arms-length negotiation between the Advisor and Trillium; and (iv) are reasonable.

Nature, extent, and quality of services. With respect to the services to be provided to the Funds by Trillium, the Board considered Trillium’s current level of staffing and its overall resources. The Board reviewed Trillium’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of Trillium’s investment and compliance personnel who will continue to provide services to the Funds. The Board also considered, among other things, Trillium’s compliance program and any disciplinary history. The Board also considered Trillium’s risk assessment and monitoring processes. The Board reviewed Trillium’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and mitigating actions undertaken, as appropriate. The Board noted that the Advisor would continue to conduct regular periodic reviews of Trillium and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s Chief Compliance Officer and his staff would continue to conduct regular, periodic compliance reviews with Trillium and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of Trillium and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of Trillium.

The Board considered Trillium’s investment process and philosophy. The Board took into account that Trillium’s responsibilities will include the maintenance of an investment program for each Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of

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these services. The Board also received information with respect to Trillium’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by Trillium and the profitability to Trillium of its relationship with the Funds, the Board noted that the fees under the New Subadvisory Agreement are paid by the Advisor and not the Funds. The Board also noted that there would be no increase in the advisory fees paid by the Funds as a consequence of the execution of the New Subadvisory Agreement. The Board also noted that expenses for the Funds were expected to remain the same under the New Subadvisory Agreement.

The Board also relied on the ability of the Advisor to negotiate the New Subadvisory Agreement with Trillium, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by Trillium from its relationship with the Trust were not a material factor in the Board’s consideration of the New Subadvisory Agreement.

The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the New Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that Trillium and its affiliates may receive from Trillium’s relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to Trillium. The Board also considered that the subadvisory fee rates under the New Subadvisory Agreement were the same as the subadvisory fee rates under the Former Subadvisory Agreement. The Board also considered, as available, each Fund’s subadvisory fees as compared to comparable investment companies.

Subadvisor performance. As noted above, the Board considered each Fund’s performance as compared to the Fund’s benchmark index under the management of Trillium, and noted that the Board reviews information about each Fund’s performance results at its regularly scheduled meetings. As previously noted, the portfolio management team at Trillium that managed each Fund’s portfolio has continued to do so after the Effective Date. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of Trillium. The Board also noted Trillium’s long-term performance for other accounts managed in the same manner.

Board Determinations. The Board’s decision to approve the New Subadvisory Agreement was based on a number of determinations, such as information relating to Trillium’s business, including the historical performance of the Funds under the management of Trillium. The Board also considered that the subadvisory fee rates for the Funds under the New Subadvisory Agreement: (i) are the same as under the Former Subadvisory Agreement at all asset levels; (ii) are reasonable in relation to the level and quality of services to be provided under the New Subadvisory Agreement; (iii) are paid by the Advisor not the Funds; (iv) have breakpoints that are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if the Funds grow; and (v) are a product of arms-length negotiation between the Advisor and Trillium.

Additional Information About Trillium

Trillium is a limited liability company organized under the laws of the State of Delaware and is registered as an investment advisor under the Advisers Act. The principal offices of Trillium are located at 2 Financial Center, 60 South Street, Suite 1100, Boston, Massachusetts 02111.

During the last fiscal year, the Funds did not pay commissions to any affiliated broker of the Funds.

Management of Trillium. The names and principal occupations of the principal executive officers and directors of Trillium are listed below. The business address of each such person is 2 Financial Center, 60 South Street, Suite 1100, Boston, Massachusetts 02111.

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Name	Principal Occupation
Matthew W. Patsky	Chief Executive Officer
Michelle McDonough	Chief Operating Officer
Nancy I. Denney	Chief Compliance Officer
John S. Quealy	Chief Investment Officer
Amanda J. Apted	Director
Simone A. Mosse	Director
Charles S. Thompson	Director

Similar Investment Companies Managed by Trillium. As of June 30, 2020, Trillium does not act as advisor or subadvisor to any other registered investment companies or series thereof having investment objectives and strategies substantially the same as those of the Funds.

Comparison of the Former Subadvisory Agreement and the New Subadvisory Agreement

The terms of the Former and New Subadvisory Agreements are identical, with the exception of the effective dates, the name of the Advisor has been updated, and the addition of a provision expressly allowing for execution via electronic signature, and are described generally below. For convenience the agreements are collectively referred to as the “subadvisory agreement.”

Duties of the Subadvisor. Subject to the supervision of the Board and the Advisor, the Subadvisor manages the investment and reinvestment of the assets of the Funds, and formulates a continuous investment program for each Fund consistent with its investment objective and policies, as described in the then current registration statement of JHIT. The Subadvisor implements such program by purchases and sales of securities and regularly reports thereon to the Board and the Advisor. At its expense, the Subadvisor furnishes all necessary facilities, including salaries of personnel required for it to execute its duties faithfully. The Subadvisor also furnishes administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Funds (excluding determination of net asset value and shareholder accounting services). In addition, the Subadvisor maintains all accounts, books and records with respect to actions by the Subadvisor on behalf of the Funds as are required to be maintained by an investment advisor to a registered investment company under the 1940 Act, the Advisers Act, and the rules thereunder.

The Subadvisor selects brokers and dealers to effect all transactions, places all necessary orders with brokers, dealers, or issuers and negotiates brokerage commissions if applicable. The Subadvisor is directed at all times to seek to execute brokerage transactions for the Funds in accordance with such policies or practices as may be established by the Trustees and described in the Trust’s registration statement, as amended. The Subadvisor may pay a broker-dealer that provides research and/or brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadvisor determines that the higher spread or commission is reasonable in relation to the value of the brokerage and/or research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadvisor’s overall responsibilities with respect to accounts managed by the Subadvisor. The Subadvisor may use for the benefit of its other clients, or make available to companies affiliated with the Subadvisor or its directors for the benefit of its clients, any such brokerage and/or research services that the Subadvisor obtains from brokers or dealers, as described above.

Term. The New Subadvisory Agreement was approved by the Trustees, including each of the Independent Trustees, at a Board meeting held on June 23-25, 2020 for an initial two-year term. The Former Subadvisory Agreement was initially approved by the Trustees and the Independent Trustees at an in-person Board meeting held on June 8-10, 2016 for an initial two-year term, and its continuance was most recently approved by the Trustees and the Independent Trustees at a meeting held on June 23-25, 2020. Each subadvisory agreement continues in effect after its initial term only if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a “majority of the outstanding voting securities” of each Fund (as defined by the 1940 Act). In either event, such continuance must also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

Termination. The subadvisory agreement provides that it may be terminated at any time, without the payment of any penalty, by the Trustees, or, with respect to a Fund, by the vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to the Advisor and the Subadvisor, or by the Advisor or

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Subadvisor on sixty days’ written notice to the Fund and the other party. The subadvisory agreement will terminate automatically, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or in the event the Advisory Agreement between the Advisor and the Trust terminates for any reason.

Amendments. The subadvisory agreement may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of any amendment will be effective with respect to a Fund if a majority of the outstanding voting securities of the Fund votes to approve the amendment.

As described above, pursuant to the Order and with respect to subadvisors that are not affiliates of JHIT or the Advisor, the Advisor is permitted to appoint a new unaffiliated subadvisor for a Fund or change the terms of a subadvisory agreement (including subadvisory fees) without obtaining shareholder approval. JHIT, therefore, is able to engage non-affiliated subadvisors from time to time without the expense and delays associated with holding a meeting of shareholders.

Liability of Subadvisor. The subadvisory agreement provides that neither the Subadvisor nor any of its directors, officers, or employees shall be liable to the Advisor or the Trust for any loss suffered by the Advisor or a Fund resulting from its acts or omissions as subadvisor to the Fund, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadvisor, or its directors, officers or employees.

Consultation with Subadvisors to the Funds. Consistent with Rule 17a-10 under the 1940 Act, the subadvisory agreement prohibits the Subadvisor from consulting with the following entities concerning transactions for a fund in securities or other assets: (a) other subadvisors to a Fund; (b) other subadvisors to another fund in the Trust; and (c) other subadvisors to funds under common control with the Funds.

Confidentiality of JHIT Portfolio Holdings. The subadvisory agreement provides that the Subadvisor is required to treat each Fund’s portfolio holdings as confidential information in accordance with the Trust’s “Policy Regarding Disclosure of Portfolio Holdings,” as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

Compliance Policies. Pursuant to the subadvisory agreement, the Subadvisor agrees to provide the Advisor with its written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Advisers Act. Throughout the term of the subadvisory agreement, the Subadvisor will provide the Advisor with information relating to various compliance matters including material changes in the Compliance Policies and information and access to personnel and resources that the Advisor may reasonably request to enable JHIT to comply with Rule 38a-1 under the 1940 Act.

Other Matters

Ownership of Shares of the Funds. To the best knowledge of the Funds, as of August 31, 2020, the Trustees and officers of the Trust beneficially owned less than 1% of the outstanding shares of any class of shares of each Fund.

To the best knowledge of the Funds, as of August 31, 2020, the following shareholders owned of record or beneficially 5% or more of the outstanding classes of shares of a Fund. A shareholder who owns beneficially more than 25% of any class of a Fund is deemed to control that class. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of a Fund can control the Fund and determine the outcome of a shareholder meeting.

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Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
ESG All Cap Core Fund	A	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	35.08%	Record
ESG All Cap Core Fund	A	JOHN HANCOCK LIFE AND HEALTH INSURANCE COMPANY 200 BERKELEY ST BOSTON MA 02116-5022	16.19%	Record
ESG All Cap Core Fund	A	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 200 BERKELEY ST BOSTON MA 02116-5022	16.19%	Record
ESG All Cap Core Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.18%	Record
ESG All Cap Core Fund	A	ING NATIONAL TRUST 1 ORANGE WAY WINDSOR CT 06095-4773	7.12%	Record
ESG All Cap Core Fund	C	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	33.19%	Record
ESG All Cap Core Fund	C	JOHN HANCOCK LIFE AND HEALTH INSURANCE COMPANY 200 BERKELEY ST BOSTON MA 02116-5022	15.32%	Record
ESG All Cap Core Fund	C	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 200 BERKELEY ST BOSTON MA 02116-5022	15.32%	Record
ESG All Cap Core Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.12%	Record
ESG All Cap Core Fund	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	8.88%	Record
ESG All Cap Core Fund	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.58%	Record
ESG All Cap Core Fund	I	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	38.43%	Record
ESG All Cap Core Fund	I	JOHN HANCOCK LIFE AND HEALTH INSURANCE COMPANY 200 BERKELEY ST BOSTON MA 02116-5022	17.74%	Record
ESG All Cap Core Fund	I	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 200 BERKELEY ST BOSTON MA 02116-5022	17.74%	Record
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Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
ESG All Cap Core Fund	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	16.38%	Record
ESG All Cap Core Fund	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	94.00%	Record
ESG Large Cap Core Fund	A	JOHN HANCOCK LIFE AND HEALTH INSURANCE COMPANY 200 BERKELEY ST BOSTON MA 02116-5022	19.34%	Record
ESG Large Cap Core Fund	A	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 200 BERKELEY ST BOSTON MA 02116-5022	19.34%	Record
ESG Large Cap Core Fund	A	FOLIO INVESTMENTS INC 8180 GREENSBORO DR STE 800 FL 8TH MCLEAN VA 22102-3865	10.26%	Record
ESG Large Cap Core Fund	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.81%	Record
ESG Large Cap Core Fund	A	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1932	7.89%	Record
ESG Large Cap Core Fund	A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	5.80%	Record
ESG Large Cap Core Fund	C	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	24.75%	Record
ESG Large Cap Core Fund	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1932	19.92%	Record
ESG Large Cap Core Fund	C	JOHN HANCOCK LIFE AND HEALTH INSURANCE COMPANY 200 BERKELEY ST BOSTON MA 02116-5022	11.42%	Record
ESG Large Cap Core Fund	C	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 200 BERKELEY ST BOSTON MA 02116-5022	11.42%	Record
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Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
ESG Large Cap Core Fund	C	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8.49%	Record
ESG Large Cap Core Fund	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	7.27%	Record
ESG Large Cap Core Fund	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.63%	Record
ESG Large Cap Core Fund	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.39%	Record
ESG Large Cap Core Fund	I	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	55.41%	Record
ESG Large Cap Core Fund	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1932	11.46%	Record
ESG Large Cap Core Fund	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.17%	Record
ESG Large Cap Core Fund	I	JOHN HANCOCK LIFE AND HEALTH INSURANCE COMPANY 200 BERKELEY ST BOSTON MA 02116-5022	6.07%	Record
ESG Large Cap Core Fund	I	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK 200 BERKELEY ST BOSTON MA 02116-5022	6.07%	Record
ESG Large Cap Core Fund	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	49.75%	Record
ESG Large Cap Core Fund	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	45.21%	Record

Shareholders’ Proposals. The Funds are not required and do not intend to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by a Fund at 200 Berkeley Street, Boston, Massachusetts 02116, within a reasonable time before any meeting.

9

John Hancock Investment Management 200 Berkeley Street Boston, MA 02116

The following notice provides important information about the recent change in the management of your fund.

If you have any questions, please contact your financial advisor or call John Hancock Investment Management at 800-225-5291, Monday through Friday, 8:00 a.m. to 7:00 p.m., Eastern Time.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

September 18, 2020

Relating to

JOHN HANCOCK ESG ALL CAP CORE FUND

AND

JOHN HANCOCK ESG LARGE CAP CORE FUND

each, a series of John Hancock Investment Trust

200 Berkeley Street

Boston, Massachusetts 02116

Telephone: 800-225-5291

This communication (the “Notice”) presents only an overview of a more complete Information Statement that is available to you on the Internet relating to John Hancock ESG All Cap Core Fund and John Hancock ESG Large Cap Core Fund (each a “Fund” and, together, the “Funds”), each a series of John Hancock Investment Trust (the “Trust” or “JHIT”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement details a new subadvisor agreement relating to the Funds that took effect June 30, 2020 (the “Effective Date”). At a meeting held on June 23-25, 2020, pursuant to the recommendation of John Hancock Investment Management LLC (formerly John Hancock Advisers, LLC) (the “Advisor”), the Board of Trustees of the Trust (the “Board”) approved a new subadvisory agreement between the Advisor and Trillium Asset Management, LLC (“Trillium”) with respect to the Funds (the “New Subadvisory Agreement”). The New Subadvisory Agreement with Trillium was necessary due to the acquisition of Trillium by Perpetual Limited (“Perpetual”), an Australian Stock Exchange-listed investment management, financial advice and trustee group based in New South Wales, Australia, on the Effective Date. As a result of this transaction, the former subadvisory agreement between the Advisor and Trillium with respect to the Funds (the “Former Subadvisory Agreement”) automatically terminated on the Effective Date. As with the Former Subadvisory Agreement, pursuant to the New Subadvisory Agreement, Trillium manages each Fund’s investments and determines the composition of the assets of each Fund subject to the supervision of the Board and the Advisor. The portfolio management team at Trillium that managed each Fund’s portfolio has continued to do so after the Effective Date.

The appointment of Trillium as subadvisor to the Funds was effected in accordance with an exemptive order (the “Order”) that the U.S. Securities and Exchange Commission granted to the Trust permitting the Advisor to enter into and materially amend subadvisory agreements with unaffiliated subadvisors solely with Board approval, subject to certain conditions, and without obtaining shareholder approval. Consequently, the Trust is not soliciting proxies to approve this change. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of the New Subadvisory Agreement between the Advisor and Trillium with respect to the Funds.

In lieu of physical delivery of the Information Statement (other than on request as described below), JHIT has made the Information Statement available to you online at https://www.jhinvestments.com/resources/all-resources/other/john-hancock-esg-all-cap-core-fund-information-statement (ESG All Cap Core Fund) and https://www.jhinvestments.com/resources/all-resources/other/john-hancock-esg-large-cap-core-fund-information-statement (ESG Large Cap Core Fund) until 90 days from the date the Notice was first sent to shareholders. A paper or email copy of the Information Statement may be obtained, without charge, by contacting 800-225-5291 no later than 90 days from the date the Notice is first sent to shareholders.

If you want to receive a paper or email copy of the Information Statement free of charge, you must request one no later than 90 days from the date the Notice is first sent to shareholders.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.